SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549




                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                 Date of Report (Date of earliest event reported):
                                   July 17, 1997



                                     HSN, Inc.
              (Exact name of registrant as specified in its charter)



                                    Delaware
                  (State or other jurisdiction of incorporation)



                0-20570                             59-2712887
        (Commission File Number)          (IRS Employer Identification No.)



         1 HSN Drive, St. Petersburg, FL                      33729
    (Address of principal executive offices)               (Zip Code)



                                  (404) 955-0045
                          (Registrant's Telephone Number)





         ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

                   The information set forth under Item 5.  Other
         Events, is incorporated by reference herein in its entirety.

         ITEM 5.   OTHER EVENTS.

                   On July 17, 1997, HSN, Inc. (the "Company" or "HSNi") acquired from Paul G. Allen 12,283,014 shares (the "Shares") of common stock, no par value (the "Ticketmaster Common Stock"), in exchange for 7,238,507 shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company subject to the issuance of up to an additional 3,257,328 shares of Common Stock to be reserved for contingent issuance in July 1998 if the average market price of the Common Stock over a specified period prior to such date is below $29 per share, pursuant to the terms of a Stock Exchange Agreement between Mr. Allen and the Company dated May 20, 1997 (the "Stock Exchange Agreement"). The full text of the Stock Exchange Agreement is filed herewith as Exhibit 1 and is incorporated herein by reference.

                   On July 17, 1997 the Company issued a press release in connection with the closing under the Stock Exchange
         Agreement; the press release is filed herewith as Exhibit 2, and is hereby incorporated herein by reference.

                   Under the Stock Exchange Agreement, the Company has agreed that so long as Mr. Allen has not disposed of one-third or more of the 7,238,507 shares of Common Stock ac-quired under the Stock Exchange Agreement (provided that at all times he is the beneficial owner of at least 5% of HSNi's outstanding equity securities), HSNi shall take all necessary action to cause Mr. Allen (or a designee of Mr. Allen accept-able to HSNi) to be included in the slate of nominees recom-mended by the HSNi Board and shall use all reasonable efforts to cause the election of Mr. Allen or such designee.

                   In connection with the Stock Exchange Agreement, Barry Diller, Chairman of the Board of Directors and Chief Executive Officer of the Company, Mr. Allen and Liberty HSN, Inc. ("Liberty"), an indirect wholly owned subsidiary of Tele-Communications, Inc., have entered into a Stockholders Agreement (the "Diller-Liberty-Allen Stockholders Agreement") pursuant to which, among other things, each of Mr. Diller and Liberty agrees to vote all shares of voting stock of the Com-pany over which he or it may then exercise voting power, at any annual or special meeting of stockholders of the Company called for the purpose of the election of directors or to execute written consents of stockholders without a meeting with respect to the election of directors, in favor of Mr. Allen or a designee of Mr. Allen acceptable to the Company, so long as Mr. Allen is entitled to representation on the





         Company's Board of Directors under the Stock Exchange Agree-ment.

                   The Diller-Liberty-Allen Stockholder Agreement will terminate (as will Mr. Allen's right under the Stock Exchange Agreement to representation on the Company's Board of Direc-
         tors) upon the disposition by Mr. Allen and his permitted transferees collectively, in one or more transactions, to third parties of one-third or more of the shares of Common Stock acquired by Mr. Allen under the Stock Exchange Agree-ment; provided, however, that the Diller-Liberty-Allen Stock-holder Agreement will terminate earlier (as will Mr. Allen's right under the Stock Exchange Agreement to representation on the Company's Board of Directors) if Mr. Allen and his per-mitted transferees do not beneficially own at least 5% of the Company's outstanding equity securities (assuming for this purpose that all Company equity securities issuable under the Liberty Agreements (as defined in the Stock Exchange Agree-ment) are outstanding). The full text of the Diller-Liberty-Allen Stockholder Agreement is filed herewith as Exhibit 3 and is incorporated herein by reference.

                   Pursuant to the Company's previously outstanding contractual obligation to issue to Liberty certain shares of Company stock upon the occurrence of certain events, which events include without limitation the issuance of shares of Common Stock (such as pursuant to the Stock Exchange Agree-ment) that has the effect of decreasing Liberty's propor-tionate ownership interest in the Company to a level less than that permitted by the Federal Communications Commission, 2,002,591 shares of Company Class B Common Stock were issued to Liberty in connection with the closing under the Stock Agreement.

         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
                   FINANCIAL INFORMATION AND EXHIBITS.

              (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                   The Financial Statements of Ticketmaster are filed herewith as Exhibit 4 and are hereby incorporated herein by reference.

              (B)  PRO FORMA FINANCIAL INFORMATION

                   HSN, Inc. Pro Forma Financial Information (unau-dited) is filed herewith as Exhibit 5 and is hereby incorpo-rated herein by reference.

         Exhibit No.         Description

              1         Stock Exchange Agreement









              2         Press Release of the Company dated July 17,
                        1997

              3         Diller-Liberty-Allen Stockholder Agreement

              4         Financial Statements of Ticketmaster

              5 HSN, Inc. Pro Forma Financial Information (un-audited)




















































                                   SIGNATURE

                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the registrant has duly caused this re-port to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  July 25, 1997


                                       HSN, Inc.



                                       By: /s/ James G. Gallagher
                                          Name:  James G. Gallagher
                                          Title: Vice President, General
                                                 Counsel and Secretary





                                    EXHIBIT INDEX

         Exhibit No.                  Description                 Page No.

              1         Stock Exchange Agreement

              2         Press Release of the Com-
                        pany dated July 17, 1997

              3         Diller-Liberty-Allen
                        Stockholder Agreement

              4         Financial Statements of
                        Ticketmaster

              5         HSN, Inc. Pro Forma Finan-
                        cial Information (unau-
                        dited)